                                                                   EXHIBIT 10.37

                              INVESTORS' AGREEMENT

      This Investors' Agreement (this "Agreement") is entered into this ___ day of January, 2005 by and among WARP Technology Holdings, Inc., a Nevada corporation (the "Company"), and the persons listed on Exhibit A hereto (the "Investors").

                                    RECITALS

      1. The Company and certain of the Investors have entered into certain subscription agreements (collectively, the "Subscription Agreements") for the purchase and sale of certain Series C Convertible Notes, in an aggregate principal amount of up to $14,000,000 (the "Notes"), which are convertible, automatically upon the occurrence of certain events, into (i) an aggregate of up to 14,000,000 shares (the "Series C Shares") of the Company's Series C Preferred Stock, par value $.00001 per share (the "Series C Stock"), and (ii) warrants to acquire up to an aggregate of up to 14,000,000 shares of the Company's common stock, par value $.00001 per share (the "Common Stock"), all on the terms and conditions set forth herein and in such other documents referenced in that certain Confidential Private Offering Memorandum dated as of January 15, 2005 (as amended and completed, the "Memorandum").

      2. The Company and certain of the Investors have entered in to a Senior Note and Warrant Purchase Agreement (the "Senior Note Agreement") and the Company and certain of the Investors have entered into a Senior Subordinated Note and Warrant Purchase Agreement (the "Mezz Note Agreement"). The notes issues pursuant to the Senior Note Agreement and the Mezz Note Agreement are referred to collectively as the "Other Notes".

      3. The warrants described in Recital 1 and the warrants issued pursuant to the Senior Note Agreement (both the Initial Warrants and the Additional Warrants, as defined in such Senior Note Agreement) and the Mezz Note Agreement are collectively referred to herein as the "Warrants". All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreements or the Certificate of Designations, Preferences and Rights of the Series C Stock (the "Certificate of Designations").

      4. A condition to each Investor's obligations under the Subscription Agreements, the Senior Note Agreement and the Mezz Note Agreement, as applicable, is that the parties hereto enter into this Agreement in order to provide the Investors with certain rights to register the Conversion Shares.

                                    AGREEMENT

      The parties hereby agree as follows:

      1. Definitions. For purposes of this Agreement (terms defined in the singular shall apply to the plural form and vice-versa):

            1.1 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC;

            1.2 The term "Conversion Shares" means (i) the shares of Common Stock issuable on conversion of the shares of Series C Stock, on exercise of the Warrants and on conversion of certain of the notes issued pursuant to the Mezz Note Agreement (but not the Gupta Note, as defined therein), and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Conversion Shares if and so long as they have not (A) been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) with regard to any individual Investor, become eligible for sale pursuant to Rule 144(k).

      2. Registration Rights for Conversion Shares.

            2.1 Registration of Conversion Shares. The Company shall, within forty-five (45) days after the closing (the "Closing") of the sale of the Notes and the transactions described in the Senior Note Agreement and the Mezz Note Agreement, complete all required audits and make all related filings concerning the acquisition of Gupta Technologies, LLC ("Gupta"). Within fifteen (15) days after the end of the 45-day period referred to in the preceding sentence (the "Filing Deadline"), the Company shall file a registration statement on Form SB-2 or an equally suitable registration statement (the "Registration Statement") for the purpose of registering all of the Conversion Shares for resale. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") at the earliest practicable date thereafter. If (i) the Registration Statement has not been filed with the SEC by the Filing Deadline or (ii) the Registration Statement has not been declared effective by the SEC before the date that is ninety (90) days after the Filing Deadline or, in the event of a review of the Registration Statement by the SEC, one hundred and twenty (120) days after the Filing Deadline (the "Effectiveness Deadline") or (iii) after the Registration Statement is declared effective, the Registration Statement or related prospectus ceases for any reason to be available to the Investors as to all Conversion Shares the offer and sale of which it is required to cover at any time prior to the expiration of the Effectiveness Period (as defined below) (whether due to the Registration Statement ceasing for any reason to be effective or because use of the prospectus has been suspended for any reason, including, without limitation, pursuant to Section 3(j) hereof) for an aggregate of more than twenty (20) consecutive trading days or an aggregate of forty (40) trading days (which need not be consecutive) in any twelve (12) month period, the Company will pay to the Investors an amount in cash equal to 2% of the Series C Face Amount of the Series C Preferred Stock and 2% of the face value of the Other Notes. If the Registration Statement has not been filed or declared effective before the date that is thirty (30) days after the Filing Deadline or the Effectiveness Deadline, as applicable, or continues to be unavailable to the Investors for longer than the periods described above, the Company will pay to each Investor an additional amount equal to 2% of the Series C Face Amount of the Series C Preferred Stock and/or 2% of the face value of the Other Notes held by such Investor, and will continue to pay such 2% monthly penalties every thirty days until such Registration Statement is filed, declared effective and available to the Investors. All such payments will be treated as liquidated damages, and shall be the sole and exclusive remedy for delay in having the Registration Statement filed, declared effective and remain available to Investors throughout the Effectiveness Period. The Company will use its best efforts to keep the Registration Statement effective (the "Effectiveness Period") (subject to reasonable blackout provisions as may be required in order to comply with the securities laws) until the earlier of: (i) twenty four (24) months after the date that the Registration Statement is declared effective by the SEC; (ii) the date when all of the Conversion Shares covered by the Registration Statement are sold; or (iii) the date when Rule 144(k) is available with respect to all of the securities covered by such Registration Statement. It is agreed and understood that the Company shall, from time to time, be obligated to file an additional Registration Statement (or an amendment to the Registration Statement) to cover any Conversion Shares which are not registered for resale pursuant to a pre-existing Registration Statement.

            2.2 Representations of Investors. Each Investor hereby represents to and covenants with the Company that, during the period in which any Registration Statement effected pursuant to Section 2 remains effective, such Investor will:

                  (a) not engage in any stabilization activity in connection with any of the Company's securities;

                  (b) cause to be furnished to any purchaser of the Conversion Shares and to the broker-dealer, if any, through whom Conversion Shares may be offered, a copy of the final prospectus relating to such Registration Statement; and

                  (c) not bid for or purchase any securities of the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities, in each case, other than as permitted under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            2.3 Information for Use in Registration Statement. Each Investor covenants to the Company that such Investor will complete the information requested by the Selling Investor's Questionnaire attached as Exhibit B hereto (the "Questionnaire"), and further covenants to the Company that all information provided by such Investor in the Questionnaire will be true, accurate and complete as of the date provided. Each Investor understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to the Company specifically for use in, or in connection with, the Registration Statement and the prospectus contained therein, and has executed this Agreement with such knowledge.

            2.4 Investors' Piggy-Back Registrations. If at any time after the Filing Deadline and prior to the expiration of the Effectiveness Period there is not an effective Registration Statement covering all of the Conversion Shares and the Company shall determine to prepare and file, or has filed, with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities, other than (i) on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or (ii) on Form S-3 (as promulgated under the Act) or its then equivalent relating to equity securities to be issued solely in connection with a dividend reinvestment plan, then the Company shall send to each Investor written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Conversion Shares such Investor requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

      3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Not less than five (5) trading days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, furnish to the Investors copies of all such documents proposed to be filed which documents (other than those incorporated by reference) will be subject to the review of such Investors. The Company shall not file a Registration Statement or any such prospectus or any amendments or supplements thereto to which the Investors holding a majority of the Conversion Shares shall reasonably object in writing in good faith unless and until the Company shall have reasonably responded to the written comments of such Investors, including, without limitation, by making such changes to such Registration Statement or any related prospectus or any amendment thereto as are necessary to reasonably address such objection.

            (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the prospectus used in connection therewith as may be necessary to (x) keep such Registration Statement continuously effective for the Effectiveness Period, and (y) include any Conversion Shares held by any person who becomes a successor or assign of an Investor (a "Successor Holder"); such amendment shall be filed promptly after notice of transfer by an Investor to such Successor Holder has been provided to the Company (provided, that if the inclusion of Conversion Shares held by a Successor Holder may be accomplished by a prospectus supplement, the Company may, in lieu of filing an amendment to the Registration Statement, promptly prepare and file pursuant to Rule 424 such prospectus supplement); (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424;
(iii) respond as promptly as reasonably possible, and in any event within ten trading days, to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide to the Investors true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that pertains to the Investors as selling stockholders but not any comments that would result in the disclosure to the Investors of material and non-public information concerning the Company; (iv) prepare and file with the SEC such additional Registration Statements as may be required in order to register for resale under the Act all of the Conversion Shares; and (v) comply in all material respects with the provisions of the Act and the Exchange Act with respect to each Registration Statement and the disposition of all Conversion Shares covered by each Registration Statement.

            (c) Notify the Investors in writing no later than two trading days following the day (i)(A) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide to each of the Investors true and complete copies thereof and all written responses thereto that pertain to the Investors as selling stockholders or to the Plan of Distribution, but not information which the Company reasonably believes would constitute material and non-public information); and (B) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Investors as selling stockholders or the Plan of Distribution; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Conversion Shares or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) subject to Section 3(j), of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, to obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Conversion Shares for sale in any jurisdiction, at the earliest practicable moment.

            (e) Furnish to each Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Investor (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

            (f) Promptly deliver to each Investor, without charge, as many copies of each prospectus or prospectuses and each amendment or supplement thereto as such Investor may reasonably request. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Investors in connection with the offering and sale of the Conversion Shares covered by such prospectus and any amendment or supplement thereto.

            (g) Prior to any public offering of Conversion Shares, use its reasonable best efforts to register or qualify or cooperate with the Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Conversion Shares for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States identified by each Investor to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Conversion Shares covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business or file a general consent to service of process in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject .

            (h) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Conversion Shares to be delivered to a purchaser pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Conversion Shares to be in such denominations and registered in such names as any such Investors may request.

            (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (j) The Company may require each selling Investor to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Investor and any affiliate thereof and as to any other information for such Investor which the SEC requires to be disclosed in any Registration Statements. For not more than twenty (20) consecutive days or for a total of not more than forty (40) days in any twelve (12) month period, the Company may suspend the use of any prospectus included in any Registration Statement in connection with any of the events described in Section 3(c)(ii)-(v) (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use reasonable efforts to terminate an Allowed Delay as promptly as practicable. The periods set forth in Section 2.1 shall not be tolled during any Allowed Delay.

            (k) Comply with all applicable rules and regulations of the SEC.

      4. Registration Expenses. All fees and expenses incident to the Company's performance of its obligation under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Investor, other than one counsel designated by the Investors of no less than a majority of the Conversion Shares then outstanding, whose fees and expenses shall be borne by the Company up to an aggregate amount of $50,000) shall be borne by the Company whether or not any Conversion Shares are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) payable to the SEC in connection with the filing of a Registration Statement, (B) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Conversion Shares and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Conversion Shares included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual or other audit or review of its financial statements and the fees and expenses incurred in connection with the listing of the Conversion Shares on any securities exchange as required hereunder.

      5. Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, agents, investment advisors, partners, members, shareholders and employees of each of them, each person who controls any such Investor (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent (1) that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Conversion Shares and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that each Investor has approved the Plan of Distribution attached hereto as Annex A for this purpose), such prospectus or in any amendment or supplement thereto, (2) arising from any offer or sale of Conversion Shares during a period in which the Company has suspended use of the prospectus pursuant to Section 3(c)(ii)-(v) and of which suspension such Investor has been provided notice by the Company prior to such offer or sale, or (3) if such Investor fails to deliver, within the time required by the Act, a prospectus that is amended or supplemented, to the extent, but only to the extent, that such prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission of a material fact giving rise to such Loss contained in the prospectus delivered by such Investor, so long as the prospectus, as amended or supplemented, has been delivered to such Investor by the Company reasonably prior to such time. The Company shall notify the Investors promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Investors. Each Investor shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: any untrue statement of a material fact contained in any Registration Statement, any prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent (1) that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Conversion Shares and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that each Investor has approved the Plan of Distribution attached hereto as Annex A for this purpose), such prospectus or in any amendment or supplement thereto, (2) arising from any offer or sale of Conversion Shares during a period in which the Company has suspended use of the prospectus pursuant to Section 3(c)(ii)-(v) and of which suspension such Investor has been provided notice by the Company prior to such offer or sale, or (3) if such Investor fails to deliver, within the time required by the Act, a prospectus that is amended or supplemented, to the extent, but solely to the extent, that such prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission of a material fact giving rise to such Loss contained in the prospectus delivered by such Investor, so long as the prospectus, as amended or supplemented, has been delivered to such Investor by the Company reasonably prior to such time. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Conversion Shares giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or defending such proceeding) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Conversion Shares subject to the proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6. Shares. The term "Shares" as used herein shall mean shares of Series C Stock and the shares of Common Stock issued upon the conversion of the Series C Stock or upon the exercise of the Warrants. Nothing contained herein shall be construed as to restrict the ability of an Investor to sell, transfer or otherwise dispose of any Shares owned by such Investor.

      7. Transferability.

            7.1 In General. Nothing herein shall limit the right of an Investor to sell, convey or transfer any of his Shares. The Shares may be disposed of only pursuant to an effective registration statement under the Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Act, and in compliance with any applicable state securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an affiliate of an Investor or in connection with a pledge as contemplated below, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and acceptable to the Company (such acceptance not to be unreasonably withheld), the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Act. The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Shares, in accordance with applicable securities laws, pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer, following default by the Investor, to the transferee of the pledge. No notice shall be required of such pledge. The Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares including, without limitation, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Act or other applicable provision of the Act to appropriately amend the list of selling stockholders thereunder.

            7.2 Legend. Certificates evidencing the Shares will contain the following legend, so long as is required by this Section 7 and applicable law:

           THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

            7.3 Removal of Legend. Certificates evidencing the Shares shall not contain any legend (including, without limitation, the legend set forth in Section 7.2: (i) while a registration statement (including, without limitation, the Registration Statement) covering the resale of such Shares is effective under the Act or (ii) following any sale of such Shares pursuant to Rule 144, or
(iii) while such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Act (including, without limitation, judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall use its best efforts to cause its counsel to issue any legal opinion or instruction required by the Company's transfer agent to comply with the requirements set forth in this Section. At such time as a legend is no longer required for the Shares under this Section 7.3, the Company will, no later than five trading days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing Shares containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except as it may reasonably determine, upon written advice of counsel, are necessary to comply or to ensure compliance with applicable laws; provided, however, that at such time as such notation or enlarged restrictions are no longer necessary to comply or to ensure compliance with applicable laws, the Company shall take such actions as are necessary to immediately eliminate such notation or enlarged restrictions.

      8. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

      9. Successors and Assigns. No party may assign its rights or obligations under this Agreement, except with the prior written consent of the other party, provided that an Investor may assign its rights and its obligations without consent to the extent such Investor transfers Shares in accordance with the terms hereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

      10. Entire Agreement; Amendment; Termination. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and a majority in interest of the Investors and the Company.

      11. Notices. Unless otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed duly given upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

      12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      13. Captions and Headings. The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      14. Waiver of Jury Trial. THE COMPANY AND EACH OF THE INVESTORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

      14. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first written above.

                                    COMPANY:

                                    WARP TECHNOLOGY HOLDINGS, INC.

                                    By: ________________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    INVESTORS:

                                    PRINT LEGAL NAME: __________________________

                                    By: ________________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT A

                                LIST OF INVESTORS

SUBSCRIPTION AGREEMENTS

NAME OF INVESTOR

Crestview Capital Master, LLC

ISIS Capital Management, LLC

Carmignac Portfolio A/C Carmignac Infotech

Carmignac Gestion A/C Carmignac Technologies

SEB Asset Management

Gupta Holdings, LLC

TCMP(3) Partners

Steven Grodko

SENIOR NOTE AGREEMENT

NAME OF  INVESTOR

Crestview Capital Master, LLC

DCOFI Master LDC

Asset Managers International Ltd.

Gupta Holdings, LLC

B/T Investors, a General Partnership

Griffin Crossover Fund

MEZZ NOTE AGREEMENT

NAME OF INVESTOR

Crestview Capital Master, LLC

DCOFI Master LDC

                                     ANNEX A

                              PLAN OF DISTRIBUTION

      The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

      The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

      - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      - block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

      - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      - an exchange distribution in accordance with the rules of the applicable exchange;

      - privately negotiated transactions;

      - short sales;

      - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

      - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

      - a combination of any such methods of sale; and

      - any other method permitted pursuant to applicable law.

      The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

      The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

      The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

      To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

      In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

      We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

      We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

      We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) 24 months after the registration statement is declared effective by the Securities and Exchange Commission, (2) the date when all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (3) the date on which all of the shares covered by this prospectus may be sold pursuant to Rule 144(k) of the Securities Act.

                                    EXHIBIT B

                         WARP TECHNOLOGY HOLDINGS, INC.

                  SELLING INVESTOR'S QUESTIONNAIRE AND COVENANT

            [TO BE COMPLETED AND EXECUTED PRIOR TO THE FILING OF THE
                            REGISTRATION STATEMENT.]

      In connection with the WARP Technology Holdings, Inc. (the "Company") Registration on Form SB-2 (the "Registration Statement")to be filed on or about ______________, 2005 with the Securities and Exchange Commission (the "SEC") registering certain shares (the "Shares") of the Company's Common Stock that are issuable on (i) conversion of the outstanding shares of Series C Preferred Stock and (ii) exercise of certain Warrants to purchase shares of Common Stock, the undersigned represents, warrants and covenants as follows:

      1. As of the date hereof, the undersigned beneficially owns the number of shares of the Company's Common Stock set forth opposite his, her or its name on Exhibit A attached hereto.

      2. The persons listed on Exhibit A represent all of the individuals who exercise voting or dispositive power over the Shares to be included pursuant to the Registration Statement.

      3. The undersigned hereby represents that it understands that, pursuant to Interpretation A.65 in the SEC Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached as Exhibit B hereto, the undersigned may not make any short sale of the Shares prior to the effectiveness of the Registration Statement.

      4. The undersigned has not had a material relationship with the Company or any of its predecessors or affiliates within the last three years.

      The term "material relationship" has not been defined by the SEC. However, the SEC has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that the undersigned would have such a relationship, for example, with any organization of which the undersigned is an officer, director, trustee or partner or in which the undersigned owns, directly or indirectly, 10% or more of the outstanding voting stock, or in which the undersigned has some other substantial interest, and with any person or organization with whom the undersigned has, or with whom any relative or spouse (or any other person or organization as to which the undersigned has any of the foregoing other relationships) has, a contractual relationship.

      Exceptions:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

      5. The undersigned hereby covenants to the Company that, during the period in which the Registration Statement is effective, the undersigned will:

            (a) not engage in any stabilization activity in connection with any of the Company's securities;

            (b) cause to be furnished to any purchaser of the Shares and to the broker-dealer, if any, through which the Shares may be offered, a copy of the final prospectus contained in the Registration Statement;

            (c) not bid for or purchase any securities of the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities other than as permitted under the Securities Exchange Act of 1934;

            (d) not effect any sale or distribution of the Shares until after the prospectus has been appropriately amended or supplemented, if required; and

            (e) effect all sales, distributions or gifts of shares in accordance with the plan of distribution described in the section of the Registration Statement entitled "Plan of Distribution," a draft of which has been provided as Annex A to the Investors' Agreement.

      6. The undersigned acknowledges that the information set forth in this questionnaire will be used by the Company in connection with the registration of the Shares, and is true, accurate and complete.

            IN WITNESS WHEREOF, the undersigned declares that the above information is true, accurate and complete.

                                               NAME OF INVESTOR:

                                               _________________________________
                                                        (PRINT OR TYPE)

Dated: ____________________                    By:______________________________
                                                          (signature)

                                               Name:____________________________

                                               Title:___________________________
                                                          (if applicable)

                                    EXHIBIT A

1. Shares of WARP Technology Holdings, Inc. stock beneficially owned as of the date hereof (please complete):

Shares of Series C Preferred Stock:_________________________________.

Shares of Common Stock issuable on conversion of the Series C Preferred Stock:
_______________________________.

Shares of Common Stock issuable on exercise of all Warrants:__________________ .

Other WARP Technology shares held:____________________________________________ .

Other warrants or options to purchase shares of WARP Technology stock that are exercisable within 60 days after the estimated filing date: ___________________.

2. If the shares are held by an entity, you must list the natural person who holds sole voting and dispositive power over the shares held (or if more than one natural person shares voting and dispositive power, you must list all of the natural persons who share voting and dispositive power over the shares). So, for example, a disclosure may read as follows:

      "The shares held on behalf of [selling Investor] are managed by its managing member, XYZ Corp., LLC. The [officers][managing directors] of XYZ Corp., LLC, who share voting and dispositive power over the shares, are John Brown and Harry Smith."

      Name of natural person(s) with voting and dispositive power over the shares:

      ________________________________

      ________________________________

      ________________________________

      The undersigned agrees with the information set forth on this Exhibit A and acknowledges that such information will be used in connection with the registration of the shares.

                                               Name of Selling Investor:

                                               Print Name: _____________________

                                               By (signature): _________________

                                               Title: __________________________

                                               Date: ___________________________

                                    EXHIBIT B

Interpretation A.65 from the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997:

            "An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date."